EXHIBIT 99.1

OMNIQ Receives U.S. Patent for AI-Based Vehicle Occupancy Detection Used in High-Occupancy Vehicle (HOV) Lane Enforcement

Patent No. US 12,633,155 B1 covers deep-learning methods that automatically count vehicle occupants at highway speed, addressing a long-standing enforcement gap for transportation agencies

SALT LAKE CITY, Sept. 15, 2026 (GLOBE NEWSWIRE) -- OMNIQ CORP. (OTCQB: OMQS) ("OMNIQ" or the "Company"), a leading provider of AI-based computer vision solutions, today announced that the U.S. Patent and Trademark Office has granted U.S. Patent No. 12,633,155 B1, titled "HOV detection system using multiband line-scan imagery." The application was originally filed in 2020 and names OMNIQ’s Yoram Hofman as inventor.

The patent covers methods and systems for automatically determining the number of occupants inside a moving vehicle. As a vehicle crosses a detection line, roadside cameras capture line-scan images in two separate infrared bands. Because human skin reflects infrared light differently than vehicle interiors, seats, and clothing, comparing the two bands increases contrast on occupants' faces. Deep-learning networks then locate the vehicle's windows, identify faces within them, and validate the count across front and side views. The system pairs the occupancy count with license plate recognition (LPR) and, consistent with privacy requirements, blurs occupants' faces in the evidentiary images it produces.

Economic Context

A representative deployment of the Company’s patented HOV enforcement technology could generate approximately $1.6 million in annual revenue. Based on the Company’s assessment of comparable deployment opportunities nationwide, the total annual U.S. addressable market is estimated at approximately $218 million. The estimate is based on approximately 136 addressable HOV and high occupancy toll facilities nationwide, after excluding jurisdictions where automated vehicle occupancy enforcement is legally restricted. The Federal Highway Administration identified 145 HOV and high occupancy toll facilities across the United States, providing an established infrastructure base for potential deployment.

"Our machine vision platform is already counting, identifying, and classifying vehicles in the field every day. This patent protects the next layer, seeing accurately inside the vehicle, at speed, day or night," said Shai Lustgarten, CEO of OMNIQ. "Agencies have been asking for a reliable way to enforce occupancy requirements without putting officers on the shoulder of a freeway. We believe the methods protected by this patent are a credible answer, and we intend to continue investing in the intellectual property that differentiates our technology."

The problem it addresses

HOV, carpool, and express lanes are among the primary tools transportation agencies use to manage congestion without building new road capacity. Their effectiveness depends on compliance, and compliance is difficult to enforce. Manual enforcement requires an officer to visually count occupants in vehicles traveling at highway speed, then execute a traffic stop, frequently on a shoulder with limited safe pull-off space.

The consequences are measurable. As cited in the patent's background, the California Highway Patrol has indicated violation rates reaching as much as 39% of vehicles in a diamond lane during peak commute hours, with local transportation experts estimating an average of 19% to 24%. Every violating vehicle represents both degraded travel-time performance for compliant carpoolers and, on tolled express lanes, uncollected revenue.

Occupancy verification is also a requirement adjacent to markets that OMNIQ already serves, including tolling, border crossings, airport curbside and rideshare management, and controlled-access facilities, all of which rely on the same underlying vehicle-recognition stack.

How OMNIQ uses the technology today

The occupancy-detection methods build directly on the machine vision platform OMNIQ has deployed commercially. OMNIQ’s vehicle recognition technology, which identifies license plate, make, color, and state, is in service across thousands of sites in the United States and three sites globally, in applications including toll roads and border crossings, airport rideshare and curbside operations, law enforcement, gateless parking, and critical infrastructure access control.

The patented occupancy detection technology is already deployed at two active U.S. and one international site. These deployments provide real-world validation of the technology under live traffic conditions.

ABOUT OMNIQ
OMNIQ CORP. (or omniQ) uses patented and proprietary artificial intelligence (AI) technology to deliver machine vision image processing solutions, including data collection, real-time surveillance, and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications.

The technology and services we provide help our clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

Our principal solutions include hardware, software, communications, automated management services, technical services, and support. Our highly tenured team of professionals has the knowledge and expertise to simplify the integration process for our customers. We deliver practical problem-solving solutions backed by numerous customer references.

Privacy and Data Security Commitment

OMNIQ solutions are built to meet the privacy and data protection requirements of the agencies that use them. Data is processed and stored in a private network, and access is limited to authorized personnel at the contracting agency. Data is retained and purged according to the agency’s policy and applicable state law. OMNIQ does not sell plate data or share it with third parties for commercial purposes.

For more information about OMNIQ Corp. and its innovative solutions, please visit www.omniq.com.

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Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

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HAYDEN IR:
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James Carbonara
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